Exhibit 1.1

Execution Version

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

$300,000,000 4.650% Senior Notes due 2022

$300,000,000 6.100% Senior Notes due 2042

UNDERWRITING AGREEMENT

July 28, 2011

BARCLAYS CAPITAL INC.

CITIGROUP GLOBAL MARKETS INC.

As the Representatives of the several

    Underwriters named in Schedule 1 attached hereto

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Operating Partnership”), proposes to issue and sell to the several underwriters (collectively, the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) (i) $300,000,000 aggregate principal amount of its 4.650% Senior Notes due 2022 (the “2022 Notes”), and (ii) $300,000,000 aggregate principal amount of its 6.100% Senior Notes due 2042 (the “2042 Notes,” and together with the 2022 Notes, the “Notes”). The Operating Partnership’s obligations under the Notes and the Indenture (as defined below) will be unconditionally guaranteed (the “Guarantees”), on a senior basis, by the Guarantor (as defined below). The Notes and the Guarantees are referred to herein as the “Securities.” The Securities will have terms and provisions that are summarized in the Pricing Disclosure Package (as defined below) as of the Applicable Time (as defined below) and the Prospectus (as defined below) dated as of the date hereof. The 2022 Notes will be issued pursuant to the Indenture dated as of December 16, 2005 (the “Original Indenture”) among the Operating Partnership, as the issuer of the Notes, Sunoco Logistics Partners L.P., a Delaware limited partnership and the sole limited partner of the Operating Partnership (the “Partnership” or the “Guarantor” and together with the Operating Partnership, the “Issuers”), as the guarantor of the Notes, and U.S. Bank National Association, as successor trustee (the “Trustee”), as supplemented by the Fifth Supplemental Indenture to be dated as of the Delivery Date (as defined herein) (the “Fifth Supplemental Indenture”) and the 2042 Notes will be issued pursuant to the Original Indenture, as supplemented by the Sixth Supplemental Indenture to be dated as of the Delivery Date (the “Sixth Supplemental

Indenture”). Such Fifth Supplemental Indenture and Sixth Supplemental Indenture are referred to collectively as the “Supplemental Indentures.” The Original Indenture, as supplemented and amended by the Supplemental Indentures, is referred herein as the “Indenture.” Barclays Capital Inc. and Citigroup Global Markets Inc. (the “Representatives”) shall act as the representatives of the several Underwriters. Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement (as defined herein) and the Indenture.

Sunoco Partners LLC, a Pennsylvania limited liability company (the “General Partner”), is an indirect wholly owned subsidiary of Sunoco, Inc., a Pennsylvania corporation (“Sunoco”), and the general partner of the Partnership. The Partnership is the sole limited partner of the Operating Partnership and the sole member of Sunoco Logistics Partners GP LLC, a Delaware limited liability company (the “OLP GP”), which serves as the general partner of the Operating Partnership. The Operating Partnership is the sole member of Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company (the “Operating GP LLC”), which serves as the general partner of each of Sunoco Pipeline L.P., a Texas limited partnership (“Sunoco Pipeline LP”), and Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership (“Sunoco M&T LP”). The Operating Partnership is the sole limited partner of each of Sunoco M&T LP and Sunoco Pipeline LP. Sunoco M&T LP is the sole member of Butane Acquisition I LLC, a Delaware limited liability company (“Butane Acquisition LLC”), Crude Acquisition LLC, a Delaware limited liability company (“Crude Acquisition LLC”), and Austin Property Acquisition LLC, a Delaware limited liability company (“Austin Acquisition LLC”). Butane Acquisition LLC is the sole member of Sunoco Partners Butane Blending LLC, a Delaware limited liability company (“SP Butane Blending LLC” and, together with Butane Acquisition LLC, Crude Acquisition LLC and Austin Acquisition LLC, the “Acquisition LLCs”). Sunoco Pipeline LP is the sole member of Sunoco Pipeline Acquisition LLC, a Delaware limited liability company (“Sunoco Acquisition LLC”), and Excel Pipeline LLC, a Delaware limited liability company (“Excel LLC”), and the sole shareholder of Central Ohio Holdings Corporation, a Delaware corporation (“Central Ohio Corp”). Sunoco Acquisition LLC is the sole member of Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company (“Sun Pipe Line LLC”). Central Ohio Corp is the sole shareholder of Sunoco Ohio Holding Corporation, a Delaware corporation (“Sunoco Ohio Corp”). Each of the Operating GP LLC, Sunoco M&T LP, the Acquisition LLCs, Sunoco Pipeline LP, Sunoco Acquisition LLC, Excel LLC, Sun Pipe Line LLC, Central Ohio Corp and Sunoco Ohio Corp is a subsidiary of the Operating Partnership, and is sometimes referred to herein, individually as a “Subsidiary” and collectively, as the “Subsidiaries.”

Each of the General Partner, the Partnership, the Operating Partnership, the OLP GP and the Subsidiaries is sometimes referred to herein individually as a “Partnership Entity” and collectively as the “Partnership Entities.” The Partnership Entities, excluding the General Partner, are sometimes referred to herein collectively as the “Partnership Group.” The General Partner, the Partnership, the OLP GP and the Operating Partnership are referred to herein collectively as the “Partnership Parties” and are parties to this Agreement.

This Agreement is to confirm the agreement among the Partnership Parties and the Underwriters concerning the purchase of the Securities from the Issuers by the Underwriters.

Section 1. Representations, Warranties and Agreements of the Partnership Parties.

Each of the Partnership Parties, jointly and severally, represent, warrant and agree that:

(a) Registration. An “automatic shelf registration statement” as defined in Rule 405 of the Rules and Regulations (defined below) on Form S-3 (File No. 333-155644), as amended by Post-Effective Amendment No. 1 thereto with respect to the Securities (i) has been prepared by the Issuers in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) such Post-Effective Amendment No. 1 became effective upon filing thereof under the Securities Act on February 1, 2010. Copies of such registration statement and any amendment thereto have been delivered by the Issuers to the Representatives. As used in this Agreement:

(i) “Applicable Time” means 6:00 p.m. (New York City time) on the date of this Agreement, which the Underwriters have informed the Issuers is a time prior to the time of the first sale of the Securities;

(ii) “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof;

(iii) “Effective Date” means any date as of which any part of the Registration Statement relating to the Securities became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Issuers or used or referred to by the Issuers in connection with the offering of the Securities, including the final term sheet prepared pursuant to Section 5(a)(ii) hereof and attached to this Agreement in Annex 1 hereto;

(v) “Preliminary Prospectus” means the preliminary prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and used prior to the filing of the Prospectus, together with the Base Prospectus;

(vi) “Pricing Disclosure Package” means, as of the Applicable Time, the Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Issuers on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;

(vii) “Prospectus” means the prospectus supplement relating to the Securities that is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations after the Applicable Time, together with the Base Prospectus; and

(viii) “Registration Statement” means, collectively, the various parts of the automatic shelf registration statement on Form S-3 (File No. 333-155644), as amended by Post-Effective Amendment No. 1 thereto, including exhibits and financial statements and any information in the prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B of the Rules and Regulations.

Any reference in this Agreement or the exhibits or annexes hereto to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of the Registration Statement, the Preliminary Prospectus or the Prospectus, as the case may be. Any reference to any amendment or supplement to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic or current report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or, to the knowledge of the Partnership Parties, threatened by the Commission. The Commission has not notified the Issuers of any objection to the use of the form of the Registration Statement.

(b) Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), if any, (iii) at the time any Issuer or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163 and (iv) as of the date hereof, each Issuer was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 of the Rules and Regulations. None of the Issuers were at the earliest time after the initial filing of the Registration Statement that the Issuers or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Securities, are not on the date hereof and will not be on the Delivery Date (as defined in Section 4) an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Issuers have been since the time of initial filing of the Registration Statement and continue to be eligible to use Form S-3 for the offering of the Securities.

(c) Form of Documents. The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each of the statements made by the Issuers in the Registration Statement and any further amendments to the Registration Statement within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any statements with respect to future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions was made with a reasonable basis and in good faith; provided that no representation or warranty is made as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Trustee on Form T-1 (“Form T-1”) and (ii) information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(e) Prospectus. The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the statements made or to be made by the Issuers in the Preliminary Prospectus or the Prospectus, as applicable, and any further supplements to the Preliminary Prospectus or the Prospectus within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any statements with respect to future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions was made with a reasonable basis and in good faith; provided that no representation or warranty is made as to information contained in or omitted from the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Partnership Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(f) Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus, when they were filed with the Commission and on the Delivery Date, conformed and will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and any further documents filed with the Commission prior to the Delivery Date and incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus, when filed with the Commission and on the Delivery Date, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus did not, and any further documents filed prior to the Delivery Date and incorporated by reference therein will not, when filed with the Commission and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(h) Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Issuers have complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Issuers have not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Annex 3 hereto. The Issuers have retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations (it being understood that, as of the date hereof, the Issuers have not retained any Issuer Free Writing Prospectus for the three year period required thereby).

(j) Formation and Qualification of the Partnership and Operating Partnership. Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended (the “Delaware LP Act”), with full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged as described in the Registration Statement, the Preliminary Prospectus and the Prospectus. Each of the Partnership and the Operating Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction listed opposite its name on Annex 2, such jurisdictions being the only jurisdictions in which the ownership or lease of property or the character of business conducted by it makes such qualification or registration necessary, except where the failure to so register or qualify would not (i) have a material adverse effect on the general affairs, management, condition (financial or otherwise), business, prospects, properties, assets, securityholders’ equity, capitalization or results of operations of the Partnership Entities, taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Operating Partnership or the Partnership to any material liability or disability.

(k) Formation and Qualification of the LP Subsidiaries. Each of Sunoco M&T LP and Sunoco Pipeline LP (collectively, the “LP Subsidiaries” and each individually, a “LP Subsidiary”) has been duly formed and is validly existing as a limited partnership under the laws of the State of Texas applicable to limited partnerships (including the Texas Business Organizations Code (“TBOC”)) (the “Texas LP Laws”), with full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, in each case in all material respects. Each of the LP Subsidiaries is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction listed opposite its name on Annex 2, such jurisdictions being the only jurisdictions in which the ownership or lease of property or the character of business conducted by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Operating Partnership or the Partnership to any material liability or disability.

(l) Formation and Qualification of the General Partner. The General Partner has been duly formed and is validly existing in good standing as a limited liability company under the Pennsylvania Limited Liability Company Law of 1994, as amended (the “Pennsylvania LLC Law”), with full limited liability company power and authority necessary to own or hold its properties and assets, to conduct the businesses in which it is engaged, in each case in all material respects, and to act as general partner of the Partnership. The General Partner is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction listed opposite its name on Annex 2, such jurisdictions being the only jurisdictions in which the ownership or lease of property or the character of business conducted by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Operating Partnership or the Partnership to any material liability or disability.

(m) Formation and Qualification of the OLP GP and the Operating GP LLC. Each of the OLP GP and the Operating GP LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act, as amended (the “Delaware LLC Act”), with full limited liability company power and authority necessary (i) to own or hold its properties and assets and to conduct the businesses in which it is engaged, in each case in all material respects, (ii) with regard to the OLP GP, to act as general partner of the Operating Partnership and (iii) with regard to the Operating GP LLC, to act as general partner of each of the LP Subsidiaries. Each of the OLP GP and the Operating GP LLC is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction listed opposite its name on Annex 2, such jurisdictions being the only jurisdictions in which the ownership or lease of property or the character of business conducted by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Operating Partnership or the Partnership to any material liability or disability.

(n) Existence and Good Standing of the Joint Ventures. To the knowledge of the Partnership Parties, each of Wolverine Pipe Line Company, a Delaware corporation (“Wolverine”), Yellowstone Pipe Line Company, a Delaware corporation (“Yellowstone”), West Shore Pipe Line Company, a Delaware corporation (“West Shore”), West Texas Gulf Pipe Line

Company, a Delaware corporation (“West Texas Gulf”), Explorer Pipeline Company, a Delaware corporation (“Explorer”), and Mid-Valley Pipeline Company, an Ohio corporation (“Mid-Valley,” and together with Wolverine, Yellowstone, West Shore, West Texas Gulf and Explorer, the “Joint Ventures”), has been duly incorporated or organized and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation with full corporate power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, in each case in all material respects. To the knowledge of the Partnership Parties, each of such Joint Ventures is duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the ownership or lease of property or the character of business conducted by it makes such registration or qualification necessary, except where the failure to so register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Operating Partnership or the Partnership to any material liability or disability.

(o) Ownership of General Partner. To the knowledge of the Partnership Parties, Sun Pipe Line Company, a Texas corporation (“Sun Pipe Line”), Sunoco, Inc. (R&M), a Pennsylvania corporation (“Sunoco R&M”), and Atlantic Refining & Marketing Corp., a Delaware corporation (“Atlantic R&M,” and together with Sun Pipe Line and Sunoco R&M, the “GP Members”), are the sole members of the General Partner with a 63.63% member interest, 17.38% member interest and 18.99% member interest, respectively, in the General Partner; such member interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (as the same may be amended or restated at or prior to the Delivery Date, the “GP LLC Agreement”), and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 8931 of the Pennsylvania LLC Law) and the GP Members own such member interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (collectively, “Liens”).

(p) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Partnership (as the same may be amended or restated at or prior to the Delivery Date, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens, except restrictions on transferability set forth in the Partnership Agreement.

(q) Ownership of the Sponsor Units, Incentive Distribution Rights and Outstanding Common Units. As of the date hereof, the Partnership has no interests issued and outstanding other than the following:

(i) 9,863,734 Common Units and 1,313,145 Class A units owned by the General Partner (collectively, the “Sponsor Units”) representing an aggregate 31.8% interest in the Partnership (not including the General Partner’s 2.0% general partner interest in the Partnership);

(ii) the Incentive Distribution Rights (as defined in the Partnership Agreement) held by the General Partner; and

(iii) 23,265,033 Common Units representing an aggregate 66.2% interest in the Partnership issued to public unitholders (the “Public Units”);

all of such Sponsor Units, Incentive Distribution Rights, Public Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the General Partner owns all of the Sponsor Units and Incentive Distribution Rights free and clear of all Liens, except restrictions on transferability set forth in the Partnership Agreement.

(r) Valid Issuance of Notes. The Notes have been duly and validly authorized by the Operating Partnership for issuance and sale to the Underwriters as part of the Securities pursuant to this Agreement and, when executed by the Operating Partnership and authenticated by the Trustee in accordance with the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will have been validly issued and delivered and will constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(s) Valid Issuance of Guarantees. The Guarantees have been duly and validly authorized by the Guarantor for issuance and sale to the Underwriters as part of the Securities pursuant to this Agreement and, when the Notes are duly executed by the Operating Partnership and authenticated by the Trustee in accordance with the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms hereof, the Guarantees will have been validly issued and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits of the Indenture and enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(t) Ownership of the OLP GP. The Partnership is the sole member of the OLP GP with a 100% member interest in the OLP GP; such member interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the OLP GP (as the same may be amended or restated on or prior to the Delivery Date, the “OLP GP LLC Agreement”), and is fully paid (to the extent required under the OLP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such member interest free and clear of all Liens.

(u) Ownership of the Operating Partnership.

(i) The OLP GP is the sole general partner of the Operating Partnership with a 0.01% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Operating Partnership (as the same may be further amended or restated on or prior to the Delivery Date, the “Operating Partnership Agreement”) and the OLP GP owns such general partner interest free and clear of all Liens; and

(ii) The Partnership is the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens.

(v) Ownership of Operating GP LLC. The Operating Partnership owns a 100% member interest in the Operating GP LLC; such member interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating GP LLC (as the same may be amended and restated on or prior to the Delivery Date, the “Operating GP LLC Agreement”), and is fully paid (to the extent required under the Operating GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such member interest free and clear of all Liens.

(w) Ownership of the LP Subsidiaries.

(i) The Operating GP LLC is the sole general partner of each of the LP Subsidiaries with a 0.01% general partner interest in each of the LP Subsidiaries; each such general partner interest has been duly authorized and validly issued in accordance with each of the respective partnership agreements of each of the LP Subsidiaries (as each may be amended and restated on or prior to the Delivery Date, the “LP Subsidiary Partnership Agreements”); and the Operating GP LLC owns each such general partner interest free and clear of all Liens; and

(ii) The Operating Partnership is the sole limited partner of each of the LP Subsidiaries with a 99.99% limited partner interest in each of the LP Subsidiaries; each such limited partner interest has been duly authorized and validly issued in accordance with each of the respective LP Subsidiary Partnership Agreements and is fully paid (to the extent required under each of the LP Subsidiary Partnership Agreements and the Texas LP Laws) and nonassessable (except as such nonassessability may be affected by Sections 153.102 and 153.210 of the TBOC); and the Operating Partnership owns each such limited partner interest free and clear of all Liens.

(x) Subsidiaries. Other than as set forth on Annex 4 hereto, none of the Partnership Entities own, and at the Delivery Date, will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity; and none of these entities other than the Operating Partnership, the OLP GP, the Operating GP LLC, Sunoco Pipeline LP and Sunoco M&T LP is a “significant subsidiary” of the Partnership as such term is defined in Rule 405 of the Rules and Regulations.

(y) No Preemptive Rights, Options or Other Rights. Except as described in the Preliminary Prospectus and the Prospectus or for any such rights which have been effectively complied with or waived, (i) no person has the right, contractual or otherwise, to cause the Partnership to issue or register any equity interests in the Partnership or any other Partnership Entity, (ii) there are no statutory or contractual preemptive rights, resale rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon voting or transfer of, any partnership or membership interests in the Partnership Entities and (iii) no person has the right to act as an underwriter, or as a financial advisor to the Issuers, in connection with the offer and sale of the Securities, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or the effectiveness of the Registration Statement or the offering or sale of the Securities as contemplated thereby or otherwise; and except as described in the Preliminary Prospectus and the Prospectus, there are no outstanding options or warrants to purchase any Common Units, Incentive Distribution Rights or other interests in the Partnership or any other Partnership Entity.

(z) Authority. The Issuers have all requisite power and authority to (i) issue, sell and deliver the Securities, as the case may be, in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture, the Partnership Agreement, the Operating Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) consummate the transactions contemplated by this Agreement and the Indenture; each of the Partnership Parties party thereto has all requisite power and authority to execute and deliver the Securities, the Indenture and this Agreement and perform its obligations thereunder (this Agreement, the Securities and the Indenture are each referred to herein individually as a “Debt Document” and collectively as the “Debt Documents”); and at the Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by any of the Partnership Entities or any of their securityholders, partners or members for (i) the authorization, issuance, sale and delivery of the Securities, (ii) the authorization, execution and delivery of the Debt Documents and (iii) the consummation of the transactions contemplated by the Debt Documents, shall have been validly taken.

(aa) Authorization of the Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Partnership Parties.

(bb) Authorization and Enforceability of the Indenture. As of the Delivery Date, the Indenture will (i) be duly and validly authorized, executed and delivered by each of the Partnership Entities party thereto, (ii) be duly qualified under the Trust Indenture Act and the rules and regulations thereunder, (iii) comply as to form with the requirements of the Trust Indenture Act and (iv) constitute a valid and legally binding agreement of each of the Partnership Entities party thereto, enforceable against each of the Partnership Entities party thereto in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(cc) Debt Documents. Each Debt Document that is described in the Registration Statement, the Preliminary Prospectus and the Prospectus conforms in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(dd) Authorization and Enforceability of Other Agreements.

(i) The GP LLC Agreement has been duly authorized, executed and delivered by the GP Members, and is a valid and legally binding agreement of each of the GP Members, enforceable against each of them in accordance with its terms;

(ii) the Partnership Agreement has been duly authorized, executed and delivered and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(iii) the OLP GP LLC Agreement has been duly authorized, executed and delivered by the Partnership, and is a valid and legally binding agreement of the Partnership, enforceable against it in accordance with its terms;

(iv) the Operating Partnership Agreement has been duly authorized, executed and delivered by the OLP GP and the Partnership, and is a valid and legally binding agreement of the OLP GP and the Partnership, enforceable against the OLP GP and the Partnership in accordance with its terms;

(v) the Operating GP LLC Agreement has been duly authorized, executed and delivered by the Operating Partnership, and is a valid and legally binding agreement of the Operating Partnership, enforceable against it in accordance with its terms; and

(vi) each of the LP Subsidiary Partnership Agreements has been duly authorized, executed and delivered by the Operating GP LLC and the Operating Partnership and is a valid and legally binding agreement of the Operating GP LLC and the Operating Partnership, enforceable against each of them in accordance with its terms;

provided that, with respect to each agreement described in Section 1(dd)(i)–(vi) above, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided, further, that the indemnity and contribution provisions contained in any of such agreements may be limited by federal or state securities laws.

(ee) No Violations. None of the (i) offering, issuance and sale by the Issuers of the Securities, (ii) execution, delivery and performance of the Debt Documents by the Partnership Entities party thereto, (iii) consummation of the transactions contemplated by the Debt Documents or (iv) application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Preliminary Prospectus and the Prospectus (A) conflicts or will conflict with or constitutes or will constitute a breach or violation of any provision of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company or operating agreement or any other organizational or governing documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which any of the Partnership

Entities is a party or by which any of them or any of their respective properties or assets may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, ruling, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their assets or properties or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, except with respect to clauses (B), (C) or (D) for such conflicts, breaches, violations or defaults that would not have a Material Adverse Effect.

(ff) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties or assets (each a “Consent”) is required in connection with (i) the offering, issuance and sale by the Issuers of the Securities, (ii) the execution, delivery and performance of the Debt Documents by the Partnership Entities party thereto, (iii) the consummation of the transactions contemplated by the Debt Documents (including the issuance and sale of the Securities) or (iv) the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Preliminary Prospectus and the Prospectus, except for such Consents (A) required under the Securities Act, the Exchange Act, and state securities or Blue Sky laws in connection with the purchase and sale of the Securities by the Underwriters, (B) that have been, or prior to the Delivery Date will be, obtained, including pursuant to the Trust Indenture Act, and (C) that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.

(gg) No Sales. None of the Partnership Entities has sold or issued any securities of the same class as the Securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

(hh) No Material Adverse Change. Neither the General Partner nor any member of the Partnership Group has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Preliminary Prospectus; and, since such date, there has not been any (i) change in the capitalization or in the long-term debt of the General Partner or the capitalization or consolidated long-term debt of the Partnership Group, taken as a whole, or (ii) material adverse change, or any development involving, or which may reasonably be expected to involve, a prospective material adverse change, in or affecting the general affairs, management, condition (financial or other), securityholders’ equity, assets, properties, capitalization, results of operations, business or prospects of the Partnership Group, taken as a whole, otherwise than as set forth or contemplated in the Preliminary Prospectus.

(ii) Capitalization and Financial Statements. At March 31, 2011, the Partnership had, on the consolidated basis indicated in the Preliminary Prospectus (and any amendment or supplement thereto), a capitalization as set forth therein. The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Preliminary Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and the Exchange Act and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates and for the respective periods to which they apply, and have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) consistently applied throughout the periods involved, except to the extent disclosed therein. The summary historical financial information, including non-GAAP financial measures, set forth in the Registration Statement and the Preliminary Prospectus (and any amendment or supplement thereto) under the caption “Summary—Summary Financial and Operating Data” is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

(jj) Independent Registered Public Accounting Firm. Ernst & Young LLP, who has certified certain financial statements of the General Partner and the Partnership Group, whose reports are included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) and who have delivered the initial letter referred to in Section 7(h) hereof, are and have been, during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Registration Statement and the Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto), an independent registered public accounting firm with respect to the General Partner and the Partnership Group as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(kk) Title to Properties. Each of the Partnership Entities has good and indefeasible title to all real property and good title to all personal property owned by it, in each case, free and clear of all Liens and other defects, except (i) as described and qualified in the Preliminary Prospectus and the Prospectus or (ii) such as do not materially affect the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Preliminary Prospectus and the Prospectus; provided, that, with respect to title to pipeline rights-of-way, the Partnership Parties represent only that (A) the Partnership Entities have sufficient title to enable them to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are to be used and occupied in the future as described in the Preliminary Prospectus and the Prospectus and (B) any lack of title to the pipeline rights-of-way will not have a material adverse effect on the ability of the Partnership Entities to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are to be used and occupied in the future as described in the Preliminary Prospectus and the Prospectus and will not materially increase the cost of such use and occupation; and provided further that with respect to all real property, buildings and assets held under lease or license by the Partnership Entities, such real property, buildings and assets are held under valid, subsisting and enforceable leases or licenses, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property, buildings or assets as they have been used as described in the Preliminary Prospectus and the Prospectus.

(ll) Permits. Each of the Partnership Entities has, or at the Delivery Date will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (collectively, “Permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Preliminary Prospectus and the Prospectus, subject to such qualifications as may be set forth in the Preliminary Prospectus and the

Prospectus and except for such Permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has, or at the Delivery Date will have, fulfilled and performed all its material obligations with respect to such Permits in the manner described, and subject to the limitations contained in the Preliminary Prospectus and the Prospectus and no event has occurred that would prevent the Permits from being renewed or reissued or that allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such Permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.

(mm) Insurance. Each of the Partnership Entities carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for businesses engaged in similar businesses in similar industries, and none of the Partnership Entities has received notice of cancellation or non-renewal of such insurance or notice that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such policies of insurance are outstanding and in full force and effect on the date hereof and will be outstanding and in full force and effect on the Delivery Date; and the Partnership Entities are in compliance with the terms of such policies in all material respects.

(nn) Intellectual Property. Each of the Partnership Entities owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its respective business, and none of the Partnership Entities has reason to believe that the conduct of their respective businesses will conflict with any such rights of others or are aware of any claim or any challenge by any other person to the rights of any of the Partnership Entities with respect to the foregoing.

(oo) Adequate Disclosure and Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of any of the Partnership Parties, threatened against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any property or assets of any of the Partnership Entities is subject that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus but are not described as required; there are no agreements, contracts, indentures, leases or other documents which are required to be described in the Preliminary Prospectus or the Prospectus or filed as exhibits to the Registration Statement or incorporated by reference therein by the Securities Act or the Rules and Regulations thereunder which have not been described in the Preliminary Prospectus or the Prospectus and filed or incorporated by reference as exhibits to the Registration Statement; and the statements set forth or incorporated by reference in the Preliminary Prospectus or the Prospectus under the captions “Summary—The Offering,” “Description of the Notes” and “Description of the Debt Securities,” insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Certain United States Federal Income Tax Considerations,” and “Material Tax Considerations” insofar as they purport to describe the provisions of the laws and documents referred to therein, are fair summaries in all material respects.

(pp) Related Party Transactions. No relationship, direct or indirect, exists between or among (i) any member of the Partnership Group, on the one hand and (ii) the securityholders, customers, suppliers, directors or officers of the General Partner, Sunoco or any of their affiliates, on the other hand, which is required to be described in the Preliminary Prospectus or the Prospectus and is not so described; there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by any Partnership Entity to or for the benefit of any of the officers or directors of any Partnership Entity or their respective family members, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus; and no Partnership Entity has, in violation of the Sarbanes-Oxley Act of 2002, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of any Partnership Entity.

(qq) No Labor Dispute. No labor disturbance by the employees of any member of the Partnership Group (and to the extent they perform services on behalf of any member of the Partnership Group, employees of the General Partner or any affiliate of the General Partner), exists or, to the knowledge of any of the Partnership Parties, is imminent or threatened, that is reasonably likely to have a Material Adverse Effect.

(rr) Employee Benefit Matters. The General Partner and the members of the Partnership Group are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published governmental interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the General Partner or any member of the Partnership Group would have any liability; neither the Partnership nor any member of the Partnership Group has incurred nor does either expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published governmental interpretations thereunder (the “Code”); and each “pension plan” for which the General Partner or any member of the Partnership Group would have any liability that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification; and neither the General Partner nor any member of the Partnership Group has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for payment of premiums in the ordinary course of business).

(ss) Tax Returns. Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and local income and franchise tax returns required to be filed through the date of this Agreement, which such returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) that, if not paid, would not have a Material Adverse Effect or (ii) that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP. No tax deficiency has been determined adversely to any of the Partnership Entities which has had (nor do the Partnership Parties have any knowledge of any tax deficiency which, if determined adversely to any of the Partnership Entities, might have) a Material Adverse Effect.

(tt) No Changes. Since the date as of which information is given in the Preliminary Prospectus through the date of this Agreement, and except as may otherwise be disclosed in the Preliminary Prospectus, neither the General Partner nor any member of the Partnership Group has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct, indirect or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any distributions.

(uu) Books and Records. The Partnership Entities (i) make and keep books, records and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of the Partnership Entities and (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for the Partnership’s consolidated assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(vv) No Default. None of the Partnership Entities is (i) in violation of its certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement or any other organizational or governing documents; (ii) in breach or default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default, in the performance or observance of any term, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or any agreement, indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any Permit necessary to the ownership of its property or to the conduct of its business, in the case of clauses (ii) and (iii) as would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Partnership Entities to perform their respective obligations under the Debt Documents. To the knowledge of the Partnership Parties, no third party to any indenture, mortgage, deed of trust, loan agreement, guarantee, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them are bound or to which any of their properties are subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.

(ww) Environmental Compliance. Except as described in the Preliminary Prospectus and the Prospectus, the Partnership Entities and their subsidiaries (i) are in compliance with any and all applicable federal, state and local laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legally enforceable requirements relating to the protection of human health and safety, the environment or natural resources or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received or timely applied for and, as necessary and applicable, maintained all permits required of them under applicable Environmental Laws to conduct their respective businesses,

(iii) are in compliance with all terms and conditions of any such permits, (iv) do not have any liability in connection with the release into the environment of any Hazardous Material and (v) have not been named as a “potentially responsibly party” under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any other analogous state Superfund statute, except where such noncompliance with Environmental Laws, failure to receive and maintain required permits, failure to comply with the terms and conditions of such permits, liability in connection with such releases or naming as a potentially responsible party under CERCLA would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in CERCLA, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. Except as described in the Preliminary Prospectus and the Prospectus, (A) none of the Partnership Entities are a party to a proceeding under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it believes no monetary penalties of $100,000 or more ultimately will be imposed against it and (B) none of the Partnership Entities anticipates material capital expenditures relating to Environmental Laws.

(xx) Investment Company. None of the Partnership Entities is, and as of the Delivery Date and, after giving effect to the offer and sale of the Securities to be sold by the Issuers hereunder and application of the net proceeds from such sale as described in the Preliminary Prospectus and the Prospectus under the caption “Use of Proceeds,” none of them will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(yy) No Legal Actions or Violations. Except as described in the Preliminary Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Parties, threatened, to which any member of the Partnership Entities is or may be a party or to which the business, property or assets of any of the Partnership Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any member of the Partnership Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Securities or (C) in any manner draw into question the validity of the Debt Documents or the transactions contemplated thereby.

(zz) Statistical Data. The statistical and market-related data included in the Preliminary Prospectus and the Registration Statement are based on or derived from sources which the Partnership Entities believe to be reliable and accurate.

(aaa) Disclosure Controls and Procedures. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (A) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the Partnership’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (B) have been evaluated for effectiveness as of March 31, 2011 and (C) are effective in all material respects to perform the functions for which they were established.

(bbb) Internal Control Over Financial Reporting. Since the date of the most recent audited balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP and the audit committee of the board of directors of the General Partner, (i) the Partnership has not been advised of (A) any significant deficiencies in the design or operation of internal control over financial reporting that could adversely affect the ability of the Partnership and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal control over financial reporting and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Partnership and each of its subsidiaries, and (ii) there have been no changes in internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses, that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

(ccc) No Distribution of Offering Materials. None of the Partnership Entities have distributed nor, prior to the later to occur of the Delivery Date and completion of the distribution of the Securities, will they distribute any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Sections 1(i) or 5(a)(vii) and any Issuer Free Writing Prospectus set forth in Annex 3 hereto.

(ddd) Compliance with Sarbanes-Oxley. The Partnership and the Operating Partnership are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(eee) FCPA. None of the Partnership Entities, nor, to the knowledge of the Partnership Parties, any director, officer, agent, employee or other person associated with or acting on behalf of the Partnership Entities, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(fff) Money Laundering. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Parties, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(ggg) OFAC. None of the Partnership Entities nor, to the knowledge of the Partnership Parties, any director, officer, agent, employee or affiliate of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Operating Partnership will not directly or indirectly use the proceeds of the offering of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(hhh) Stabilization. None of the Partnership Entities has taken and none will take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Securities.

(iii) Ranking. The Securities will be pari passu with all existing and future senior unsecured and unsubordinated indebtedness of the Issuers.

Each certificate signed by or on behalf of any of the Partnership Entities and delivered to the Underwriters or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by each such Partnership Entity to the Underwriters as to the matters covered thereby.

Section 2. Purchase of the Securities by the Underwriters.

On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Issuers agree to sell and each of the Underwriters, severally and not jointly, agrees to purchase from the Issuers, (i) the principal amount of the 2022 Notes set forth opposite that Underwriter’s name in Schedule 1 hereto at a price equal to 99.298% of the principal amount thereof, and (ii) the principal amount of the 2042 Notes set forth opposite that Underwriter’s name in Schedule 1 hereto at a price equal to 99.080% of the principal amount thereof, in each case plus accrued interest, if any, from August 2, 2011.

The Issuers shall not be obligated to deliver any of the Securities to be delivered on the Delivery Date, except upon payment for all the Securities to be purchased on such Delivery Date as provided herein.

Section 3. Offering of Securities by the Underwriters.

Upon authorization by the Representatives of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions to be set forth in the Prospectus.

Section 4. Delivery of and Payment for the Securities.

Delivery of and payment for the Securities shall be made at the offices of Andrews Kurth LLP, 600 Travis, Suite 4200, Houston, Texas 77002, beginning at 9:00 a.m., Houston, Texas time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Issuers. This date and time are sometimes referred to as the “Delivery Date.” Delivery of the Securities shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase price of the Securities being sold by the Issuers to or upon the order of the Operating Partnership by wire transfer in immediately available funds to the accounts specified by the Operating Partnership. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Issuers shall deliver the Securities through the facilities of The Depository Trust Company (“DTC”).

The Securities of each series shall be evidenced by one or more certificates in global form registered in the name of Cede & Co., as DTC’s nominee, and having an aggregate principal amount corresponding to the aggregate principal amount of the Securities.

Section 5. Further Agreements of the Partnership Parties and the Underwriters.

(a) Each of the Partnership Parties, jointly and separately, covenants and agrees with each Underwriter:

(i) Preparation of Prospectus and Registration Statement. (A) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430B under the Securities Act; (B) to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Delivery Date except as permitted herein; (C) to advise the Representatives, promptly after they receive notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; (D) to file promptly all reports and other documents required to be filed by the Issuers with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; (E) to advise the Representatives, promptly after they receive notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; (F) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing

Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal; and (G) to pay any fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(ii) Term Sheet. The Issuers will prepare a final term sheet containing solely a description of the Securities, substantially in the form of Annex 1 hereto, and approved by the Representatives and file such term sheet pursuant to Rule 433(d) of the Rules and Regulations within the time period prescribed by such Rule.

(iii) Conformed Copies of Registration Statement. At the request of the Representatives, to furnish promptly to each of the Underwriters and to counsel to the Underwriters a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iv) Copies of Documents to Underwriters. To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) other than documents available via the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), any document incorporated by reference in the Preliminary Prospectus or the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Securities or any other securities relating thereto (or in lieu thereof, the notice referred to in Rule 173(a)) and if at such time any events shall have occurred as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Representatives and, upon their request, to file such document required to be filed under the Securities Act or the Exchange Act and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Registration Statement or amended or supplemented Pricing Disclosure Package or the Prospectus that will correct such statement or omission or effect such compliance.

(v) Filing of Amendment or Supplement. To file promptly with the Commission any amendment or supplement to the Registration Statement, the Pricing Disclosure Package or the Prospectus that may, in the reasonable judgment of the Issuers or the Representatives, be required by the Securities Act or the Exchange Act or requested by the Commission.

(vi) Copies of Amendments or Supplements. Prior to filing with the Commission any amendment to the Registration Statement or amendment or supplement to the Pricing Disclosure Package or the Prospectus, any document incorporated by reference in the Pricing Disclosure Package or the Prospectus, any amendment to any document incorporated by reference in the Pricing Disclosure Package or the Prospectus or any prospectus pursuant to Rule 424(b) of the Rules and Regulations, to furnish a copy thereof to the Representatives and to counsel to the Underwriters and not to file any such document to which the Representatives shall reasonably object promptly after having been given reasonable notice of the proposed filing thereof and a reasonable opportunity to comment thereon unless, in the judgment of counsel to the Issuers, such filing is required by law.

(vii) Issuer Free Writing Prospectus. Not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.

(viii) Retention of Issuer Free Writing Prospectus. To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(ix) Reports to Securityholders. As soon as practicable after the Effective Date, to make generally available via EDGAR, to the Partnership’s securityholders and the Representatives an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Issuers, Rule 158).

(x) Copies of Reports. For a period of two years following the Effective Date, to furnish, or to make available via EDGAR, to the Representatives copies of all materials furnished by the Issuers to their respective securityholders and all reports and financial statements furnished by the Issuers to the principal national securities exchange or automated quotation system upon which the Securities may be listed pursuant to requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

(xi) Blue Sky Registration. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith no Partnership Entity shall be required to (A) qualify as a foreign limited partnership or limited liability company in any jurisdiction where it would not otherwise be required to qualify or (B) to file a general consent to service of process in any jurisdiction.

(xii) Application of Proceeds. To apply the net proceeds from the sale of the Securities being sold by the Issuers as set forth in the Prospectus.

(xiii) Investment Company. To take such steps as shall be necessary to ensure that neither the General Partner nor any member of the Partnership Group shall become an “investment company” as defined in the Investment Company Act.

(xiv) No Stabilization or Manipulation. To not directly or indirectly take any action designed to or which constitutes or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

(xv) DTC. The Issuers agree to comply with all the terms and conditions of all agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Securities by DTC for “book-entry” transfer.

(xvi) Lock-Up. Until 30 days following the date of the Prospectus, the Issuers will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of or otherwise dispose of any debt securities (other than the Notes and bank borrowings) in the same market as the Notes.

(b) Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations but excluding any Issuer Free Writing Prospectus, including any road show constituting a free writing prospectus under Rule 433 of the Rules and Regulations in connection with the offer and sale of the Securities) used or referred to by such Underwriter without the prior consent of the Issuers (any such issuer information with respect to whose use the Issuers have given their consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Issuers with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information (including the information contained in the final term sheet prepared and filed pursuant to Section 5(a)(ii)).

Section 6. Expenses.

The Issuers covenant and agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Securities and any stamp duties or other taxes payable in that connection; (b) the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Form T-1 and any amendment or supplement thereto; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, the Indenture, any supplemental agreement among Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) the filing fees incident to securing any required review by the Financial Industry Regulatory Authority, Inc. of the terms of sale of the Securities; (f) the listing of the Securities on the NYSE and/or any other exchange; (g) the qualification of the Securities under the securities laws of the several jurisdictions as provided in Section 5(a)(xi) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) any fees required to be paid to rating agencies in connection with the rating of the Notes; (i) the fees, costs and expenses of the Trustee, any agent of the Trustee and any paying agent (including related fees and expenses of a counsel to such parties); (j) the printing of certificates representing the Securities; (k) the investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the Partnership Entities and any such consultants and the cost of any aircraft chartered in connection with the road show; and (j) all other costs and expenses incident to the performance of the obligations of the Partnership Parties under this Agreement; provided that, except as provided in this Section 6 and in Sections 8 and 11 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

Section 7. Conditions of Underwriters’ Obligations.

The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Issuers shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been disclosed to the Representatives and complied with to the Representatives’ reasonable satisfaction; and the Commission shall not have notified the Issuers of any objection to the use of the form of the Registration Statement.

(b) No Underwriter shall have discovered and disclosed to the Issuers on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package,

or any amendment or supplement thereto, contains an untrue statement of a fact which, in the reasonable opinion of counsel to the Underwriters, is material or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or in the documents incorporated by reference therein or is necessary to make the statements therein (with respect to the Prospectus and the Pricing Disclosure Package, in the light of the circumstances under which they were made) not misleading.

(c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of the Debt Documents, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to the Debt Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel to the Underwriters, and the Partnership Entities shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Vinson & Elkins L.L.P. shall have furnished to the Representatives their written opinion, as counsel to the Issuers, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives and to counsel to the Underwriters, substantially in the form attached hereto as Exhibit A.

(e) Ballard Spahr LLP shall have furnished to the Representatives their written opinion, as counsel to Sunoco and its subsidiaries (other than the Partnership Group) and as local counsel for opining as to the law of Pennsylvania, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives and to counsel to the Underwriters, substantially in the form attached hereto as Exhibit B.

(f) The Representatives shall have received from Kathleen Shea-Ballay, Esq., General Counsel of the General Partner, a letter, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives and to counsel to the Underwriters, substantially in the form attached hereto as Exhibit C.

(g) The Representatives shall have received from Andrews Kurth LLP, counsel to the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Issuers shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Preliminary Prospectus, as of a date not more than five (5) days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) With respect to the letter or letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Issuers shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three (3) days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j) On the Delivery Date, there shall have been furnished to the Representatives certificates, dated such Delivery Date and addressed to the Underwriters, signed on behalf of (i) the General Partner by the chief operating officer and the chief financial officer of the General Partner and (ii) the OLP GP by the chief operating officer and the chief financial officer of the OLP GP, stating, in each case with respect to the entities covered by the certificate, that:

(1) the representations, warranties and agreements of the Partnership Parties contained in this Agreement in Section 1 are true and correct on and as of such Delivery Date, and the Partnership Parties have complied with all the agreements contained in this Agreement and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such Delivery Date;

(2) the Prospectus has been timely filed with the Commission in accordance with Section 5(a)(i) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued; and no proceedings for that purpose have been instituted or, to the knowledge of such officers, threatened by the Commission; all requests of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise has been complied with; and the Commission has not notified the Issuers of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(3) they have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A)(i) the Registration Statement, including the documents incorporated by reference therein, as of the most recent Effective Date, (ii) the Prospectus, including the documents incorporated by reference therein, as of its date and on the Delivery Date and (iii) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the

Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(k) None of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus (i) any material loss or interference with its business from fire, explosion, flood, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Preliminary Prospectus, or shall have become a party to or the subject of any litigation, court or governmental action, investigation, order or decree that is materially adverse to the Partnership Entities, taken as whole, or (ii) any change or decrease specified in the letter or letters referred to in paragraph (h) or (i) of this Section 7, or any change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, properties, business, prospects, capitalization, management, condition (financial or otherwise), securityholders’ equity or results of operations or net worth of the Partnership Entities, taken as a whole, other than as set forth or contemplated in the Preliminary Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the debt securities of any of the Partnership Entities that are rated by any “nationally recognized statistical rating or organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations) and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of any of the Partnership Entities.

(m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the events described in Section 10(i)-(iv) hereof.

(n) The Partnership Parties shall have furnished the Representatives such additional documents and certificates as the Representatives or counsel to the Underwriters may reasonably request.

All opinions, letters, documents, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and to counsel to the Underwriters.

Section 8. Indemnification and Contribution.

(a) Each of the Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, affiliates of any Underwriter who have participated in the distribution of the Securities as underwriters, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, director, officer, employee, agent, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto or (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any material fact required to be stated therein or necessary to make the statements therein (in the case of all of the foregoing, other than the Registration Statement, in the light of the circumstances under which such statements were made) not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Partnership Parties shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee, agent, affiliate or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, agent, affiliate or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or in any such amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Partnership Parties may otherwise have to any Underwriter or to any director, officer, employee, agent, affiliate or controlling person of that Underwriter.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Partnership Parties, their respective employees, the officers and directors of the General Partner, and each person, if any, who controls the Partnership Parties within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Partnership Parties or any such officer, director, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the

Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein (in the case of all of the foregoing, other than the Registration Statement, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership Parties through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Partnership Parties or any such officer, director, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees, agents, affiliates and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Partnership Parties under this Section 8 if, (i) the Partnership Parties and the Underwriters shall have so mutually agreed; (ii) the Partnership Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees, agents, affiliates and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Partnership Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees, agents, affiliates or controlling persons, on the one hand, and the Partnership Parties, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Partnership Parties. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriters on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriters on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriters on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Operating Partnership, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Securities underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e) The Underwriters severally confirm and the Partnership Parties acknowledge and agree that the statements regarding delivery of the Securities by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the paragraphs relating to stabilization by the Underwriters appearing under the caption “Underwriting” in, the Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership Parties by or on behalf of the Underwriters specifically for inclusion in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

Section 9. Defaulting Underwriters.

If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the principal amount of the Securities set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total principal amount of Securities set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on such Delivery Date if the total principal amount of Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the aggregate principal amount of Securities to be purchased on such Delivery Date and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Securities that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the total aggregate principal amount of Securities to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Partnership Parties, except that the Partnership Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Parties for damages caused by its default. If other Underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Issuers may postpone the Delivery Date for up to seven (7) full business days in order to effect any changes that in the opinion of counsel to the Issuers or counsel to the Underwriters may be necessary in the Registration Statement, the Pricing Disclosure Package, the Prospectus or in any other document or arrangement.

Section 10. Termination.

The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Issuers prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment, (i) trading in any securities of the Issuers shall have been suspended on any exchange or in the over-the-counter market by the Commission or the NYSE, (ii) trading in securities generally on the NYSE, NYSE Alternext US, or in the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange, or by any other regulatory body or governmental authority, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis, the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Preliminary Prospectus or the Final Prospectus (exclusive of any amendment or supplement thereto).

Section 11. Reimbursement of Underwriters’ Expenses.

If the Issuers shall fail to tender the Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of any of the Partnership Parties to perform any agreement on its part to be performed, or because any other condition to the Underwriters’ obligations hereunder required to be fulfilled by any of the Partnership Parties is not fulfilled for any reason the Partnership Parties will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Partnership Parties shall pay the full amount thereof to the Representatives. If this Agreement is terminated (i) pursuant to Section 10(ii), (iii) or (iv) or (ii) pursuant to Section 9 by reason of the default of one or more Underwriters, the Partnership Parties shall not be obligated to reimburse any Underwriter, in the case of clause (i) of this sentence, or any defaulting Underwriter, in the case of clause (ii) of this sentence, on account of the expenses described in the first sentence of this section.

Section 12. Research Independence.

The Partnership Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership Parties and/or the offering that differ from the views of their respective investment banking divisions. The Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties by such Underwriters’ investment banking divisions. The Partnership Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

Section 13. No Fiduciary Duty.

The Partnership Parties acknowledge and agree that in connection with this offering, sale of the Securities or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Partnership Entities and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to any of the Partnership Entities, including, without limitation, with respect to the determination of the public offering price of the Securities, and such relationship between the Partnership Entities, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Partnership Entities shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Entities. The Partnership Parties hereby waive any claims that they may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering of the Securities.

Section 14. Notices, Etc.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to: (i) Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10010, Attention: Syndicate Registration (Fax: 646-834-8133); and (ii) Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, Fax: (212) 816-7912.

(b) if to the Partnership Parties, shall be delivered or sent by mail or facsimile transmission to Sunoco Logistics Partners Operations L.P., Mellon Bank Center, 1818 Market Street, Suite 1500, Philadelphia, Pennsylvania 19103, Attention: Michael J. Hennigan, President (Fax: 215-977-3902);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

Section 15. Persons Entitled to Benefit of Agreement.

This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of each of the Underwriters, affiliates of any Underwriter who have participated in the distribution of the Securities as underwriters, and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the General Partner, the officers of the General Partner who have signed the Registration Statement and any person controlling the Partnership Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 16. Survival.

The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

Section 17. Definition of the Terms “Business Day,” “Subsidiary” and “Affiliate”.

For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” and “affiliate” have their respective meanings set forth in Rule 405 of the Rules and Regulations.

Section 18. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 19. Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

Section 20. Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow]

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

“OLP GP”

SUNOCO LOGISTICS PARTNERS GP LLC

By:	/s/ Michael J. Hennigan
Michael J. Hennigan
President

“Operating Partnership”

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC,
its general partner

	By:	/s/ Michael J. Hennigan
Michael J. Hennigan
President

“General Partner”

SUNOCO PARTNERS LLC

By:	/s/ Brian P. MacDonald
Brian P. MacDonald
Vice President and Chief Financial Officer

“Partnership”

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its general partner

	By:	/s/ Brian P. MacDonald
Brian P. MacDonald
Vice President and Chief Financial Officer

Sunoco Logistics Partners Operations L.P. Debt Underwriting Agreement Signature Page

Accepted:

BARCLAYS CAPITAL INC.
CITIGROUP GLOBAL MARKETS INC.

For themselves and as the Representatives of the several Underwriters named in Schedule 1 hereto

BARCLAYS CAPITAL INC.

By:	/s/ Yukari Saegusa
Yukari Saegusa
Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Jack D. McSpadden, Jr.
Jack D. McSpadden, Jr.
Managing Director

Sunoco Logistics Partners Operations L.P. Debt Underwriting Agreement Signature Page

SCHEDULE 1

Underwriters	Principal Amount of 2022 Notes	Principal Amount of 2042 Notes
Barclays Capital Inc	$75,000,000	$75,000,000
Citigroup Global Markets Inc.	75,000,000	75,000,000
RBS Securities Inc.	33,000,000	33,000,000
TD Securities (USA) LLC	33,000,000	33,000,000
Wells Fargo Securities, LLC	33,000,000	33,000,000
Deutsche Bank Securities Inc.	7,350,000	7,350,000
Mitsubishi UFJ Securities (USA), Inc.	7,275,000	7,275,000
Mizuho Securities USA Inc.	7,275,000	7,275,000
PNC Capital Markets LLC	7,275,000	7,275,000
Scotia Capital (USA) Inc.	7,275,000	7,275,000
UBS Securities LLC	7,275,000	7,275,000
U.S. Bancorp Investments, Inc.	7,275,000	7,275,000
Total	$300,000,000	$300,000,000

Schedule 1

ANNEX 1

Filed Pursuant to Rule 433 of the Securities Act

Registration No. 333-155644

333-155644-01

July 28, 2011

Final Pricing Terms

Sunoco Logistics Partners Operations L.P.

$300,000,000 4.650% Senior Notes Due 2022

$300,000,000 6.100% Senior Notes Due 2042

Issuer	Sunoco Logistics Partners Operations L.P.

Guarantor	Sunoco Logistics Partners L.P.

Principal Amount	$300,000,000 for the 2022 Senior Notes
$300,000,000 for the 2042 Senior Notes

Pricing Date	July 28, 2011

Settlement Date	August 2, 2011

Maturity Date	February 15, 2022 for the 2022 Senior Notes
February 15, 2042 for the 2042 Senior Notes

Benchmark Treasury	3.125% due May 15, 2021
4.750% due February 15, 2041

Benchmark Treasury Price	101.421875% for the 3.125% due May 15, 2021
108.3125% for the 4.750% due February 15, 2041

Benchmark Treasury Yield	2.956% for the 3.125% due May 15, 2021 4.253% for the 4.750% due February 15, 2041

Reoffer Spread to Benchmark	+ 170 bps for the 2022 Senior Notes
+ 185 bps for the 2042 Senior Notes

Reoffer Yield	4.656% for the 2022 Senior Notes
6.103% for the 2042 Senior Notes

Coupon	4.650% for the 2022 Senior Notes
6.100% for the 2042 Senior Notes

Coupon Payment Dates	Semi-annually each February 15 and August 15, beginning February 15, 2012

Annex 1-1

Price to the Public (%)	99.948% for the 2022 Senior Notes
99.955% for the 2042 Senior Notes

Gross Spread	0.650% for the 2022 Senior Notes
0.875% for the 2042 Senior Notes

CUSIP	86765B AJ8 for the 2022 Senior Notes
86765B AK5 for the 2042 Senior Notes

ISIN	US86765BAJ89 for the 2022 Senior Notes
US86765BAK52 for the 2042 Senior Notes

Make-whole call	T + 25 bps for the 2022 Senior Notes
T + 30 bps for the 2042 Senior Notes

Joint Book-Running Managers	Barclays Capital Inc.
Citigroup Global Markets Inc.

Senior Co-Managers	RBS Securities Inc.
TD Securities (USA) LLC
Wells Fargo Securities, LLC

Co-Managers	Deutsche Bank Securities Inc.
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
PNC Capital Markets LLC
Scotia Capital (USA) Inc.
UBS Securities LLC
U.S. Bancorp Investments, Inc.

Relationships with the Underwriters

Affiliates of the underwriters except for Mizuho Securities USA Inc., PNC Capital Markets LLC, RBS Securities Inc., Scotia Capital (USA) Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc. are lenders under our $395 million revolving credit facility that matures in November 2012.

The issuer has filed a registration statement (including a base prospectus) and a prospectus supplement with the U.S. Securities and Exchange Commission (“SEC”) for this offering. Before you invest, you should read the prospectus supplement for this offering, the base prospectus in that registration statement and other documents the issuer (including its parent, Sunoco Logistics Partners L.P.) has filed with the SEC for more complete information about the issuer (including its parent, Sunoco Logistics Partners L.P.) and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at http://www.sec.gov. Alternatively, you may obtain a copy of the prospectus supplement

Annex 1-2

from Barclays Capital Inc. by calling 888-603-5847 or Citigroup Global Markets Inc. by calling 877-858-5407.

Annex 1-3

ANNEX 2

JURISDICTIONS OF FORMATION AND QUALIFICATION

Name of Entity	Jurisdiction of Formation	Other Jurisdictions of Registration or Qualification
Sunoco Partners LLC (the “General Partner”)	Pennsylvania	Indiana Kansas Kentucky Louisiana Maryland Michigan Mississippi New Jersey New Mexico New York Ohio Oklahoma Tennessee Texas Virginia

Sunoco Logistics Partners L.P. (the “Partnership”)	Delaware	Pennsylvania

Sunoco Logistics Partners GP LLC (the “OLP GP”)	Delaware	Pennsylvania

Sunoco Logistics Partners Operations L.P. (the “Operating Partnership”)	Delaware	New York Pennsylvania

Annex 2-1

Name of Entity	Jurisdiction of Formation	Other Jurisdictions of Registration or Qualification
Sunoco Logistics Partners Operations GP LLC (the “Operating GP LLC”)	Delaware

Alabama

Arkansas

Colorado

Illinois

Indiana

Kansas

Kentucky

Louisiana

Maryland

Michigan

Mississippi

New Jersey

New Mexico

New York

North Dakota

Ohio

Oklahoma

Pennsylvania

Tennessee

Texas

Virginia

Wyoming

Ontario, Canada

Annex 2-2

Name of Entity	Jurisdiction of Formation	Other Jurisdictions of Registration or Qualification
Sunoco Partners Marketing & Terminals L.P. (“Sunoco M&T LP”)	Texas	Alabama Arkansas Colorado Indiana Kansas Kentucky Louisiana Maryland Michigan Mississippi New Jersey New Mexico New York North Dakota Ohio Oklahoma Pennsylvania Tennessee Virginia Wyoming

Sunoco Pipeline L.P. (“Sunoco Pipeline LP”)	Texas	Michigan New Jersey New York Ohio Oklahoma Pennsylvania

Annex 2-3

ANNEX 3

Issuer Free Writing Prospectuses

other than those to which the Underwriters

provided their consent

None.

Annex 3-1

ANNEX 4

The General Partner’s ownership of the partnership interests in the Partnership set forth in Sections 1(p) and (q) of this Agreement and a 100% member interest in Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited liability company;

The Partnership’s ownership of a 100% member interest in the OLP GP and a 99.99% limited partner interest in the Operating Partnership;

The OLP GP’s ownership of a 0.01% general partner interest in the Operating Partnership;

The Operating Partnership’s ownership of a 100% member interest in the Operating GP LLC and a 99.99% limited partner interest in each of the LP Subsidiaries;

The Operating GP LLC’s ownership of a 0.01% general partner interest in each of the LP Subsidiaries;

Sunoco Pipeline LP’s ownership of a 100% member interest in Sunoco Acquisition LLC, a 100% member interest in Excel Pipeline LLC, a 100% interest in the capital stock of Central Ohio Corp, a 9.4% interest in the capital stock of Explorer, a 31.5% interest in the capital stock of Wolverine, a 14.0% interest in the capital stock of Yellowstone, a 17.2% interest in the capital stock of West Shore and a 60.3% interest in the capital stock of West Texas Gulf;

Sunoco Acquisition LLC’s ownership of a 100% member interest in Sun Pipe Line LLC;

Sun Pipe Line LLC’s ownership of a 100% Class A interest in the capital stock of Mid-Valley Pipeline Company and a 90.9993% Class B interest in the capital stock of Mid-Valley Pipeline Company;

Central Ohio Corp’s ownership of a 100% interest in the capital stock of Sunoco Ohio Corp, a 50% Class A interest in the capital stock of Inland Corporation and a 26.9963% Class B interest in the capital stock of Inland Corporation;

Sunoco Ohio Corp’s ownership of a 20% Class A interest in the capital stock of Inland Corporation and a 56.797% Class B interest in the capital stock of Inland Corporation;

Sunoco M&T LP’s ownership of a 100% member interest in each of Butane Acquisition LLC, Crude Acquisition LLC and Austin Acquisition LLC; and

Butane Acquisition LLC’s ownership of a 100% member interest in SP Butane Blending LLC.

Annex 4-1

EXHIBIT A

FORM OF ISSUERS’ COUNSEL OPINION

(a) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary limited partnership power and authority to own or lease its properties and to conduct its business as described in the Prospectus, in each case in all material respects. Each of the Partnership and the Operating Partnership has been duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction set forth opposite its name in Annex I to this opinion.

(b) Each of Sunoco Pipeline LP and Sunoco M&T LP has been duly formed and is validly existing in good standing as a limited partnership under the Texas LP Laws with all necessary limited partnership power and authority to own or lease its properties and to conduct its business as described in the Prospectus, in each case in all material respects. Each of Sunoco Pipeline LP and Sunoco M&T LP has been duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction set forth opposite its name in Annex I to this opinion.

(c) Each of OLP GP and Operating GP LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business as described in the Prospectus, in each case in all material respects. OLP GP has all necessary limited liability company power and authority to act as general partner of the Operating Partnership. Operating GP LLC has all necessary limited liability company power and authority to act as general partner of Sunoco Pipeline LP and Sunoco M&T LP. Each of OLP GP and Operating GP LLC has been duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction set forth opposite its name in Annex I to this opinion.

(d) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as set forth in the Partnership Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the Commonwealth of Pennsylvania naming the General Partner as debtor is on file in the office of the Secretary of the Commonwealth of the Commonwealth of Pennsylvania or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(e) The General Partner owns 9,863,734 Common Units and 1,313,145 Class A units (the “Sponsor Units”) and all of the Incentive Distribution Rights; all of the Sponsor Units and the limited partner interests represented thereby and the Incentive Distribution Rights have been

Exhibit A-1

duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and except as described in the Prospectus); and the General Partner owns the Sponsor Units and the Incentive Distribution Rights free and clear of all liens, encumbrances, (except, with respect to the Incentive Distribution Rights, restrictions on transferability as set forth in the Partnership Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the Commonwealth of Pennsylvania naming the General Partner as debtor is on file in the office of the Secretary of the Commonwealth of the Commonwealth of Pennsylvania or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(f) The Notes have been duly authorized, executed and delivered by the Operating Partnership and the Guarantees have been duly authorized by the Partnership and, when the Notes have been duly authenticated and delivered to and paid for by the Underwriters in accordance with the terms of the Indenture and the Agreement, the Notes and the Guarantees will be duly and validly issued and outstanding and will constitute legally valid and binding obligations of the Operating Partnership and the Partnership, respectively, enforceable against the Operating Partnership and the Partnership in accordance with their terms and entitled to the benefits provided by the Indenture, subject as to enforceability to (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefore may be brought and (iii) the potential unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of a party with respect to a liability where such indemnification is contrary to public policy.

(g) The Partnership is the sole member of OLP GP with a 100% member interest in OLP GP; such member interest has been duly authorized and validly issued in accordance with the OLP GP LLC Agreement and is fully paid (to the extent required under the OLP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(h) OLP GP is the sole general partner of the Operating Partnership with a 0.01% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, and OLP GP owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as set forth in the Operating Partnership Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OLP GP as a debtor is on file in the office of

Exhibit A-2

the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(i) The Partnership is the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(j) The Operating Partnership is the sole member of Operating GP LLC with a 100% member interest in Operating GP LLC; such member interest has been duly authorized and validly issued in accordance with the Operating GP LLC Agreement and is fully paid (to the extent required under the Operating GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(k) Operating GP LLC is the sole general partner of each of Sunoco Pipeline LP and Sunoco M&T LP with a 0.01% general partner interest in each; each such general partner interest has been duly authorized and validly issued in accordance with the applicable LP Subsidiary Partnership Agreement; and Operating GP LLC owns such general partner interests free and clear of all liens, encumbrances (except restrictions on transferability set forth in the applicable LP Subsidiary Partnership Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating GP LLC as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the TBOC.

(l) The Operating Partnership is the sole limited partner of each of Sunoco Pipeline LP and Sunoco M&T LP with a 99.99% limited partner interest in each; each such limited partner interest has been duly authorized and validly issued in accordance with the applicable LP Subsidiary Partnership Agreement and is fully paid (to the extent required under such LP Subsidiary Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 153.102 and 153.210 of the TBOC); and the Operating Partnership owns such limited partner interests free and clear of all liens, encumbrances (except restrictions on transferability set forth in the applicable LP Subsidiary Partnership Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform

Exhibit A-3

Commercial Code of the State of Delaware naming the Operating Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the TBOC.

(m) Each member of the Partnership Group party thereto has full right, power and authority to execute and deliver the Agreement, the Notes, the notation of the Guarantees and the Indenture (collectively, the “Debt Documents”) and to perform its obligations thereunder; and all partnership and limited liability company action required to be taken for the due and proper authorization, execution and delivery of each of the Debt Documents and the consummation of the transactions contemplated by the Agreement and thereby has been duly and validly taken by each member of the Partnership Group party thereto.

(n) Each of the Original Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture has been duly authorized, executed and delivered by each member of the Partnership Group party thereto and, assuming due authorization, execution and delivery thereof by the General Partner in its capacity as the general partner of the Partnership and the Trustee, the Original Indenture, as supplemented and amended by the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, constitutes a legally valid and binding obligation of the Operating Partnership and the Partnership, enforceable against the Operating Partnership and the Partnership in accordance with its terms, subject as to enforceability to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (B) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(o) The Original Indenture has been duly qualified under the Trust Indenture Act and the rules and regulations thereunder, and the Supplemental Indentures require no further qualification or other action on the part of the Issuers thereunder.

(p) The Agreement has been duly authorized and validly executed and delivered by the Partnership, the Operating Partnership and the OLP GP.

(q) Assuming due authorization, execution and delivery by the General Partner of the Partnership Agreement, each of the Operative Agreements (as defined below) constitutes a valid and legally binding obligation of each member of the Partnership Group who is a party thereto and in the case of the Partnership Agreement, the General Partner, enforceable against each such member of the Partnership Group and, in the case of the Partnership Agreement, the General Partner in accordance with its respective terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (B) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing. The Partnership Agreement, the OLP GP LLC Agreement and the Operating Partnership Agreement are herein referred to as the “Operative Agreements.”

Exhibit A-4

(r) None of the offering, issuance and sale by the Issuers of the Securities, the execution, delivery and performance of the Debt Documents by the members of the Partnership Group that are parties thereto, or the consummation of the transactions contemplated thereby and the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in the Prospectus (i) constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement or any other governing document of any member of the Partnership Group, (ii) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any agreement filed as an exhibit to the Registration Statement, the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, the Partnership’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2011 or any Current Report on Form 8-K filed by the Partnership since January 1, 2011, (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, New York law, Texas law or federal law, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any member of the Partnership Group, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a material adverse effect on the consolidated financial condition, business, assets or results of operations of the Partnership Group taken as a whole; provided, however, that no opinion need be expressed pursuant to the preceding clause (iii) in relation to any anti-fraud laws.

(s) No permit, consent, approval, authorization, order, registration, filing or qualification (each a “Consent”) under the Delaware LP Act, the Delaware LLC Act, Texas law, New York law or federal law is required for the offering, issuance and sale by the Issuers of the Securities, the execution, delivery and performance of the Debt Documents by each member of the Partnership Group party thereto, or the consummation by each member of the Partnership Group, as applicable, of the transactions contemplated thereby, except (i) for such Consents required under the Exchange Act or under state securities or “Blue Sky” laws, as to which such counsel need not express any opinion, (ii) for such Consents that have been obtained or made, (iii) for such Consents that, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect on the consolidated financial condition, business, assets or results of operations of the Partnership Group taken as a whole or (iv) as disclosed in the Prospectus.

(t) The statements contained in the Pricing Disclosure Package and the Prospectus under the caption “Certain United States Federal Income Tax Considerations,” insofar as they constitute descriptions of legal proceedings or documents referred to therein or refer to statements of law or legal conclusions, are accurate and complete in all material respects, and the descriptions of the Securities and the Indenture contained in the Pricing Disclosure Package and the Prospectus under the captions “Summary — The Offering,” “Description of the Notes” and “Description of the Debt Securities” are accurate in all material respects.

(u) Post-Effective Amendment No. 1 to the Registration Statement became effective upon the filing thereof under the Securities Act on February 1, 2010; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and the filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

Exhibit A-5

(v) The Registration Statement, as of the latest Effective Date, the Preliminary Prospectus, as of its date, and the Prospectus, as of its date (except for the financial statements and the notes and the schedules thereto and the other financial, accounting and related statistical data included in the Registration Statement, the Preliminary Prospectus or the Prospectus and the Form T-1 of the Trustee, as to which such counsel need not express any opinion), comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

(w) None of the Partnership Entities is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In addition, such counsel shall state that because it has not conducted any independent investigation or verification with regard to the information set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus (except to the extent set forth in paragraph (t) above), such counsel is not (except as aforesaid) passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein. Such counsel shall state it has participated, however, in conferences with officers and other representatives of the General Partner and the Partnership, representatives of the independent registered public accounting firm of the General Partner and the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed. Based on the foregoing (relying as to factual matters in respect of the determination of materiality to a significant extent upon statements made by officers and other representatives of the General Partner and the Partnership), such counsel shall state no facts have come to such counsel’s attention that lead such counsel to believe that (i) the Registration Statement (other than (A) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, (B) the other financial, accounting and related statistical data included or incorporated by reference therein and (C) the Form T-1 of the Trustee, as to which such counsel need not comment), as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood that such counsel expresses no comment with respect to representations and warranties and other statements of fact included in exhibits to the Registration Statement, (ii) the Pricing Disclosure Package (other than (A) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon and (B) the other financial, accounting and related statistical data included or incorporated by reference therein, as to which such counsel need not comment), as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus (other than (A) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon and (B) the other financial, accounting and related statistical data included or incorporated by reference therein, as to which such counsel need not comment), as of its date and the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit A-6

Such counsel’s opinion may be limited to matters governed by the federal laws of the United States of America to the extent specifically referred to therein, the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas, and the laws of the State of New York and such counsel need not express any opinion as to the law of any other jurisdiction. Such counsel need not express any opinion with respect to the title of any of the Partnership Entities to any of their respective real or personal property, and such counsel need not express any opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of any of the Partnership Entities may be subject.

Exhibit A-7

EXHIBIT B

FORM OF OPINION PENNSYLVANIA LOCAL COUNSEL

(a) The General Partner has been duly formed and is validly subsisting as a limited liability company under the Pennsylvania LLC Act with all necessary limited liability company power and authority to own or lease its properties and assets and to conduct its business as general partner of the Partnership as described in the GP LLC Agreement and pursuant to the Pennsylvania LLC Act.

(b) The Agreement has been duly authorized and validly executed and delivered by the General Partner.

(c) The Partnership Agreement has been duly authorized and validly executed and delivered by the General Partner.

(d) Each of the Original Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture has been duly authorized, executed and delivered by the General Partner in its capacity as the general partner of the Partnership.

(e) The General Partner has full right, power and authority to execute and deliver the Agreement in its individual capacity and the notation of the Guarantees and the Indenture (collectively, the “Debt Documents”) in its capacity as the general partner of the Partnership and to perform its obligations under the Agreement; and all limited liability company action required to be taken for the due and proper authorization, execution and delivery of the Agreement and each of the Debt Documents and the consummation of the transactions contemplated by the Agreement and thereby has been duly and validly taken by the General Partner.

(f) The GP LLC Agreement constitutes a valid and legally binding obligation of the members of the General Partner, enforceable against such members in accordance with its terms, subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (B) public policy, applicable laws relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(g) None of the execution, delivery and performance of the Indenture and the Guarantees by the Partnership, the execution, delivery and performance of the Agreement by the General Partner and the Partnership, and the consummation of the transactions contemplated thereby, (i) constitutes or will constitute a violation of the GP LLC Agreement or the General Partner’s certificate of formation, (ii) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice and lapse of time or both, would constitute such a default) under, any agreement, to which the General Partner is a party, filed as an exhibit to the Registration Statement, the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 or any Current Report on Form 8-K filed by the Partnership since January 1, 2011 and any agreements listed on Annex A, or (iii) violates or will violate any present statute, rule or regulation promulgated by the United States or the Commonwealth of Pennsylvania

Exhibit B-1

which in such counsel’s experience is normally applicable both to limited liability companies which are not engaged in regulated business activities and to transactions of the type contemplated by the Agreement. Such counsel is not aware of any orders, judgments, decrees or injunctions of any court or governmental agency or body directed to the General Partner or any of its properties in a proceeding to which it or its property is subject.

(h) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body of the Commonwealth of Pennsylvania having jurisdiction over the General Partner or any of its properties is required for the execution and delivery of the Agreement by the General Partner or the performance of the Indenture and the Guarantees by the Partnership as contemplated under the Agreement, except for such consents (i) required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, as to which no opinion need be expressed, (ii) which have been obtained or made; (iii) which are of a routine or administrative nature expected in the reasonable judgment of such counsel to be obtained in the ordinary course of business; or (iv) which are disclosed in the Preliminary Prospectus and the Prospectus.

In rendering such opinion, among other customary exceptions, qualifications and limitations, such counsel may (A) rely in respect of matters of fact upon the representations of the Partnership Parties set forth in the Agreement and in certificates of officers and employees of the Partnership Parties and upon information obtained from public officials, (B) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (C) state that such opinions are limited to federal laws (exclusive of patent law) and the laws of the Commonwealth of Pennsylvania and (D) state that such counsel expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership may be subject.

Exhibit B-2

EXHIBIT C

FORM OF OPINION OF GENERAL COUNSEL OF THE GENERAL PARTNER

(a) (i) There are no legal or governmental proceedings pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties or assets is subject that are required to be disclosed in the Prospectus and are not so disclosed as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

Such counsel shall state that she has participated in conferences with officers and other representatives of the Partnership Entities and the independent registered public accounting firm of the General Partner and the Partnership and your representatives and your counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and, although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of, the statements contained or incorporated by reference in, the Registration Statement, the Pricing Disclosure Package and the Prospectus, based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that (i) the Registration Statement (other than (A) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, (B) the other financial, accounting and related statistical data included or incorporated by reference therein and (C) the Form T-1 of the Trustee, as to which such counsel need not comment), as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package (other than (A) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon and (B) the other financial, accounting and related statistical data including or incorporated by reference therein, as to which such counsel need not comment), as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus (other than (A) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon and (B) the other financial, accounting and related statistical data included or incorporated by reference therein, as to which such counsel need not comment), as of its issue date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit C-1